                                                                    EXHIBIT 99.3


                                VOTING AGREEMENT


         VOTING AGREEMENT (this "Agreement"), dated as of May 4, 2001, among TELEMATE.NET SOFTWARE, INC., a Georgia corporation ("Telemate"), and each other person and entity listed on the signature pages hereof (each, a "Shareholder").

                              W I T N E S S E T H:

         WHEREAS, as of the date hereof each Shareholder owns (either beneficially or of record) the number of shares of common stock, par value $0.01 per share ("Company Common Stock"), of Verso Technologies, Inc., a Minnesota corporation (the "Company"), set forth opposite such Shareholder's name on Exhibit A hereto (all such shares of Company Common Stock owned by the Shareholders and any shares of Company Common Stock hereafter acquired by the Shareholders prior to the termination of this Agreement being referred to herein as the "Shares");

         WHEREAS, Telemate and the Company, among others, propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended from time to time, the "Merger Agreement"; capitalized terms herein not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement), which provides, upon the terms and subject to the conditions thereof, for the merger of a subsidiary of the Company with and into Telemate (the "Merger"); and

         WHEREAS, as a condition to the willingness of Telemate to enter into the Merger Agreement, Telemate has requested that each Shareholder agree, and, in order to induce Telemate to enter into the Merger Agreement, each Shareholder has agreed, to grant Telemate proxies to vote such Shareholder's Shares;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Merger Agreement, the parties hereto agree as follows:


                                    ARTICLE I
                          TRANSFER AND VOTING OF SHARES

         SECTION 1.01 TRANSFER OF SHARES. During the term of this Agreement, and except as otherwise provided herein, each Shareholder shall not
(a) sell, pledge or otherwise dispose of any of its Shares if such transaction would result in the Shareholder no longer having the power to vote or cause to be voted the Shares, (b) deposit its Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or grant any


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proxy with respect thereto or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of any of the Company Common Stock if such transaction would result in the Shareholder no longer having the power to vote or cause to be voted the Shares.

         SECTION 1.02 VOTING OF SHARES; FURTHER ASSURANCES. (a) Each Shareholder, by this Agreement, with respect to those Shares that it owns of record, does hereby irrevocably constitute and appoint Telemate, or any nominee of Telemate, with full power of substitution, during and for the term of this Agreement, as its true and lawful attorney and proxy, for and in its name, place and stead, to vote each of such Shares as its proxy, at every annual, special or adjourned meeting of the shareholders of the Company (including the right to sign its name (as shareholder) to any consent, certificate or other document relating to the Company that the law of the State of Minnesota may permit or require) (i) in favor of adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination between the Company and any person or entity (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other matter relating to consummation of the transactions contemplated by the Merger Agreement. Each Shareholder further agrees to cause the Shares owned by it beneficially to be voted in accordance with the foregoing. Each Shareholder acknowledges receipt and review of a copy of the Merger Agreement.

                           (b)      Each Shareholder represents that any proxies
given prior to the date of this Agreement regarding the Shares are not irrevocable and that such proxies have been revoked.

                           (c)      Each Shareholder affirms that the
irrevocable proxy set forth in this Section 1.02 is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of its duties under this Agreement. Each Shareholder further affirms that such irrevocable proxy is coupled with an interest and may under no circumstances be revoked during the term of this Agreement and ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

                           (d)      Each Shareholder shall perform such further
acts and execute such further documents and instruments as may reasonably be required to vest in Telemate the power to carry out the provisions of this Agreement.

                           (e)      Nothing contained in this Agreement shall be
deemed to restrict a Shareholder who is also a director of the Company from taking actions in his capacity as a director as may be permitted under the Merger Agreement.


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

         SECTION 1.03 TERM OF AGREEMENT.     This Agreement shall be effective
as of the date hereof and shall expire on the earlier of (a) the Effective Time;
(b) the date that is 120 days after the date of the termination of the Merger Agreement pursuant to Section 8.1(e) thereof if at the time of such termination there shall exist or be proposed a Competing Transaction with respect to the Company; and (c) the date of the termination of the Merger Agreement pursuant to its terms (except for a termination specified in the foregoing clause (b)).


                                   ARTICLE II
                        REPRESENTATIONS AND WARRANTIES OF
                                  SHAREHOLDERS

         Each Shareholder, severally and not jointly, hereby represents and warrants to Telemate as follows:

         SECTION 2.01 DUE ORGANIZATION, ETC. Such Shareholder (if it is a corporation, partnership or other legal entity) is duly organized and validly existing under the laws of the jurisdiction of its organization. Such Shareholder has full power and authority (corporate or otherwise) to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of such Shareholder. This Agreement has been duly executed and delivered by or on behalf of such Shareholder and, assuming its due authorization, execution and delivery by Telemate, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 2.02 NO CONFLICTS; REQUIRED FILINGS AND CONSENTS. (a) The execution and delivery of this Agreement by such Shareholder do not, and the performance of this Agreement by such Shareholder will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws or similar organizational documents of such Shareholder (in the case of a Shareholder that is a corporation, partnership or other legal entity), (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Shareholder or by which it or any of its properties is bound or affected, or
(iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of such Shareholder or (if such Shareholder is a corporation) any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or any of its properties is bound or affected, except for any such breaches,


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defaults or other occurrences that would not cause or create a material risk of non-performance or delayed performance by such Shareholder of its obligations under this Agreement.

                           (b)      The execution and delivery of this Agreement
by such Shareholder do not, and the performance of this Agreement by such Shareholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Exchange Act, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Shareholder of its obligations under this Agreement.

         SECTION 2.03 TITLE TO SHARES. Other than to the extent described in Exhibit A hereto, such Shareholder is the record or beneficial owner of its Shares free and clear of any proxy or voting restriction other than pursuant to this Agreement.


                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF TELEMATE

         Telemate hereby represents and warrants to each Shareholder as follows:

         SECTION 3.01 DUE ORGANIZATION, ETC. Telemate is a corporation duly organized and validly existing under the laws of the State of Georgia. Telemate has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Telemate have been duly authorized by all necessary corporate action on the part of Telemate. This Agreement has been duly executed and delivered by Telemate and, assuming its due authorization, execution and delivery by the Shareholders, constitutes a legal, valid and binding obligation of Telemate, enforceable against Telemate in accordance with its terms.

         SECTION 3.02 NO CONFLICT; REQUIRED FILINGS AND CONSENTS. (a) The execution and delivery of this Agreement by Telemate do not, and the performance of this Agreement by Telemate will not, (i) conflict with or violate the Articles of Incorporation or By-laws of Telemate, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Telemate or by which Telemate or any of its properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of Telemate pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Telemate is a party or by which it or any of its properties is bound or affected, except for any such breaches, defaults or other occurrences that would not cause or


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create a material risk of non-performance or delayed performance by Telemate of its obligations under this Agreement.

                           (b)      The execution and delivery of this Agreement
by Telemate do not, and the performance of this Agreement by Telemate will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Exchange Act, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Telemate of its obligations under this Agreement.


                                   ARTICLE IV
                               GENERAL PROVISIONS

         SECTION 4.01 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

                  (a)      If to Telemate:

                           4250 Perimeter Park South, Suite 200
                           Atlanta, Georgia  30341
                           Attention:  Chief Executive Officer
                           Telecopier No.:  (770) 936-3735

                           with a copy to:

                           Morris, Manning & Martin, LLP
                           1600 Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                           Atlanta, GA  30326
                           Attention:  John C. Yates, Esq.
                           Telecopier No.:  (404) 365-9532

                  (b) If to a Shareholder, to such Shareholder's address set forth on Exhibit A.

         SECTION 4.02 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


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         SECTION 4.03      SEVERABILITY. If any term or other provision of this
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         SECTION 4.04 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

         SECTION 4.05 ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise; provided, however, that Telemate may assign its rights, interests and obligations hereunder to any successor or Telemate entity of Telemate whose shares are registered under Section 12 of the Exchange Act (or will be so registered at the Closing).

         SECTION 4.06 PARTIES IN INTEREST. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, each party hereto and each party's respective heirs, beneficiaries, executors, representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         SECTION 4.07 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         SECTION 4.08 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE. TELEMATE AND EACH OF THE SHAREHOLDERS EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY GEORGIA STATE OR FEDERAL COURT SITTING IN THE CITY OF ATLANTA, GEORGIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND TELEMATE AND EACH OF THE SHAREHOLDERS HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH GEORGIA STATE COURT OR SUCH FEDERAL COURT. TELEMATE AND EACH OF THE SHAREHOLDERS EACH HEREBY IRREVOCABLY


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WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN
INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

         SECTION 4.09 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         SECTION 4.10 PRONOUNS. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.

                            [SIGNATURES ON NEXT PAGE]


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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                               TELEMATE.NET SOFTWARE, INC.


                               By:               /s/ Richard L. Mauro
                                        ---------------------------------------
                                        Name:  Richard L. Mauro
                                        Title:  Chief Executive Officer

                               SHAREHOLDERS:


                                        /s/ Max E. Bobbitt
                               ------------------------------------------------
                               MAX E. BOBBITT


                                        /s/ Gary H. Heck
                               ------------------------------------------------
                               GARY H. HECK


                                        /s/ James M. Logsdon
                               ------------------------------------------------
                               JAMES M. LOGSDON


                                        /s/ Amy L. Newmark
                               ------------------------------------------------
                               AMY L. NEWMARK


                                        /s/ Steven A. Odom
                               ------------------------------------------------
                               STEVEN A. ODOM


                                        /s/ Stephen E. Raville
                               ------------------------------------------------
                               STEPHEN E. RAVILLE


                                        /s/ Juliet M. Reising
                               ------------------------------------------------
                               JULIET M. REISING


                                       /s/ Joseph W. Wright, Jr.
                               ------------------------------------------------
                               JOSEPH W. WRIGHT, JR.


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


                                    EXHIBIT A

                              LIST OF SHAREHOLDERS


NAME AND ADDRESS OF SHAREHOLDER              NUMBER OF SHARES OF COMPANY COMMON
                                             STOCK OWNED BENEFICIALLY AND OF
                                             RECORD

Max E. Bobbitt                                               0
400 Galleria Parkway
Suite 300
Atlanta, Georgia  30339

Gary H. Heck                                               21,875
400 Galleria Parkway
Suite 300
Atlanta, Georgia  30339

James M. Logsdon                                           13,125
400 Galleria Parkway
Suite 300
Atlanta, Georgia  30339

Amy L. Newmark                                            175,000
400 Galleria Parkway
Suite 300
Atlanta, Georgia  30339

Steven A. Odom                                            315,100
400 Galleria Parkway
Suite 300
Atlanta, Georgia  30339

Stephen E. Raville                                        105,000
400 Galleria Parkway
Suite 300
Atlanta, Georgia  30339

Juliet M. Reising                                          56,875
400 Galleria Parkway
Suite 300
Atlanta, Georgia  30339

Joseph W. Wright, Jr.                                     103,612
400 Galleria Parkway
Suite 300
Atlanta, Georgia  30339


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